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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 30, 2001


                                  VITRIX, INC.
             (Exact name of registrant as specified in its charter)


            NEVADA                      001-10320                13-3465289
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                         51 West Third Street, Suite 310
                              Tempe, Arizona, 85281
          (Address of principal executive offices, including zip code)


                                 (480) 967-5800
              (Registrant's telephone number, including area code)


                                 Not applicable
          (Former name or former address, if changed since last report)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On March 30, 2001, Vitrix, Inc. ("Vitrix") completed the acquisition of Time America, Inc. ("Time America"), pursuant to the terms of the Merger Agreement, dated March 28, 2001 (the "Merger Agreement"), by and among Vitrix, Time America and Vitrix Incorporated, a wholly owned subsidiary of Vitrix ("Merger Sub").

     Pursuant to the terms of the Merger Agreement, Time America merged with and into Merger Sub, with Merger Sub continuing as the surviving corporation under its current name. In connection with the acquisition, Vitrix's shareholders approved a proposal effecting a 1-for-10 reverse stock split. Vitrix acquired all of the outstanding shares of Time America through the issuance of 3,147,914 shares (on a post reverse stock split basis) of Vitrix common stock, which amount represents approximately fifty percent (50%) of Vitrix's outstanding common stock after giving effect to the share issuance.

     The terms of the transaction, including the purchase price, were determined by negotiations between Vitrix and the principal shareholders of Time America, and were approved by a majority of the shareholders of Time America.

     The Merger Agreement is filed as Exhibit 2.1 hereto. A copy of the press release issued by Vitrix on April 2, 2001, concerning the foregoing transaction is filed as Exhibit 99.1 hereto. The foregoing description of such documents is qualified in its entirety by reference to such Exhibits.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of the Businesses Acquired.

          The Registrant is in the process of preparing financial statements of Time America, Inc. to be included in an amendment of this Form 8-K to be filed within 60 days of the filing date of this Form 8-K.

     (b)  Pro Forma Financial Information.

          The Registrant is in the process of preparing pro forma financial information to be included in an amendment of this Form 8-K to be filed within 60 days of the filing date of this Form 8-K.

     (c)  Exhibits.

      Exhibit                 Description                       Method of Filing
      -------                 -----------                       ----------------

       2.1    Merger Agreement, dated March 28, 2001, by and           (1)
              among Vitrix, Inc., Vitrix  Incorporated,  and
              Time America, Inc.

       99.1   Press release issued April 2, 2001, announcing           (1)
              completion of the acquisition of Time America, Inc.

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(1)  Filed herewith

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed in its behalf by the undersigned hereunto duly authorized.

                                            VITRIX, INC.


Date: April 13, 2001                        By: /s/ Thomas S. Bednarik
                                                --------------------------------
                                                Thomas S. Bednarik
                                                CEO and President


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                                  EXHIBIT INDEX

Exhibit Number                            Description
--------------                            -----------

     2.1 Merger Agreement, dated March 28, 2001, by and among Vitrix, Inc., Vitrix Incorporated and Time America, Inc.

     99.1 Press release issued April 2, 2001, announcing completion of the acquisition of Time America, Inc.